ABERDEEN FUNDS

Aberdeen International Equity Institutional Fund

Supplement to the Aberdeen Funds Prospectus and Statement of Additional Information dated February 28, 2011, as supplemented to date.

The following information supplements the information in the Aberdeen Funds Prospectus and Statement of Additional Information. This information is important and relates to a transaction affecting your Fund. You should read it carefully.

Following the reorganization (the “Reorganization”) of the Aberdeen International Equity Institutional Fund (the “Acquired Fund”) into the Aberdeen International Equity Fund (the “Acquiring Fund”) referenced in the Supplement to the Aberdeen Funds Prospectus and Statement of Additional Information dated January 6, 2012, the dividends of the Acquiring Fund will continue to be paid on a quarterly basis.  As a result, shareholders of the Acquired Fund will receive dividends on a quarterly basis rather than on an annual basis upon becoming shareholders of the Acquiring Fund following the Reorganization.

THIS SUPPLEMENT IS DATED FEBRUARY 13, 2012

Please keep this supplement for future reference